PARK NATIONAL CORPORATION

Global Financial Services Investor Conference
Deutsche Bank Securities

June 8, 2011

Forward-looking Statements

This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. We have tried, whenever possible, to identify such statements by using words such as "anticipate," "estimate," "expect," "forecast," "project," "intend," "plan," "believe," and similar expressions in connection with any discussion of future operating or financial performance. The forward-looking statements are based on management's current expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; deterioration in the asset value of our loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; changes in general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and Park's ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission ("SEC") including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date of this presentation. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Annualized, pro forma, projected and estimated amounts are presented for illustrative purposes and may not reflect actual results.

Table of Contents

PARK NATIONAL CORPORATION

I. PRK Overview
Company Profile

- **Park National Corporation (Park) is a $7.3 billion bank holding company headquartered in Newark, Ohio.**
  - Park has two bank subsidiaries and 148 financial service offices:
    - The Park National Bank (11 bank divisions in Ohio and Kentucky)
    - Vision Bank (2 bank divisions in Florida and Alabama)
- **Established in 1908, The Park National Bank (PNB) is a leading community bank in Ohio.**
  - Our unique banking style combines local, personalized service and attention with the resources, security and expertise of a major bank
  - Dominant market share in the majority of the communities we serve
  - Leadership team has on average 27 years of industry experience
  - Operating in 29 Ohio counties & 1 Kentucky county
- **Vision Bank (acquired by Park in March 2007) operates two community bank divisions headquartered in Gulf Shores, Alabama and Panama City, Florida.**
  - 17 commercial banking offices stretching along the Gulf Coast from Mobile Bay, Alabama to east of Panama City, Florida

Our Mission

- **Maximize long-term return to our shareholders by:**
  - Acting at all times with integrity and concern for the well-being of our customers, our community and our associates;
  - Providing financial products and services of such high value that our customers view us as unique;
  - Operating our banks so as to assure financial strength and soundness, in order to protect our depositors and shareholders.

- **Our primary focus is to provide customers with competitive products, sound financial advice and extraordinary service:**
  - Deep commitment to the communities we serve
  - Dedicated to serving our customers personally, rapidly, honestly and professionally
  - Long-term financial success through best quality service to our customers
  - Treat one another well within the bank; invest in improvement; and operate the bank soundly so as to safeguard the interests of our depositors and investors

Company Overview
March 31, 2011

- **Headquarters: Newark, OH**
  - Assets: $7.3 billion
  - Loans: $4.8 billion
  - Deposits: $5.3 billion
  - TC Equity: $570 million
  - TARP: $100 million
  - Market Cap: $1,029 million

- **148 financial service offices between two bank subsidiaries across 4 states**
  - Park National Bank
    - 11 bank divisions in Ohio and Kentucky
  - Vision Bank
    - 2 bank divisions Florida and Alabama

- **Business lines**
  - Full service consumer and commercial banking
  - Trust / wealth management
  - Title company
  - Specialty lines
    - Aircraft finance
    - Consumer finance
    - Structured warehouse finance



Kentucky
Alabama
Florida
Century National Bank
Fairfield National Bank
Farmers Bank
First-Knox National Bank
Park National Bank
Park National Bank
Southwest Ohio & Northern Kentucky
Richland Bank
Second National Bank
Security National Bank
United Bank
Unity National Bank
Scope Aircraft Finance
Guardian Finance Company
Vision Bank Alabama
Vision Bank Florida

PARK NATIONAL CORPORATION

Source: SNL Financial; Company Filings
Financials as of 3/31/2011

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos)

1908 1985 1987 1990 1994 1997 1999 2000 2001 2005 2006

1908
- The Park National Bank is established

1985
- Acquisition of Fairfield National Bank

1987
- Park National Corporation holding company is established
- Acquisition of Richland Trust Company

1990
- Acquisition of Century National Bank

1994
- Acquisition of Scope Aircraft Finance

1997
- Acquisition of First-Knox National Bank

  Farmers Savings Bank

1999
- Guardian Finance Company established

2000
- Acquisition of United Bank
- Acquisition of Second National Bank

2001
- Acquisition of Security National Bank

  Citizens National Bank

  Unity National Bank

2005
- Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)
- Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division)

2006
- Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division)

PARK NATIONAL CORPORATION

Vision Bancshares, Inc. Acquisition

- On March 9, 2007, Park acquired all the stock and outstanding stock options of Vision Bancshares, Inc. for $87.8 million in cash and 792,937 shares of Park common stock valued at $83.3 million or $105.00 per share.

- Since the time of acquisition, net income at Vision Bank has been as follows:

(in thousands)	Net Income	
2010	$	(29,297)
2009		(30,110)
2008 *		(81,187)
2007 *		(60,681)

* 2008 and 2007 include goodwill impairment charges of $55.0 million and $54.0 million, respectively.

- As of March 31, 2011, Park National Corporation has contributed $154.7 million in additional capital to Vision.

Park National Corporation
History of the Corporation

(in thousands)	Total Assets	Loans	Deposits	Net Income
2010	$ 7,298,377	$ 4,732,685	$ 5,095,420	$ 74,217
Percent of Total Assets		64.8%	69.8%	1.02%
2005	5,436,048	3,328,112	3,757,757	95,238
Percent of Total Assets		61.2%	69.1%	1.75%
2000	3,211,068	2,278,186	2,415,575	55,405
Percent of Total Assets		70.9%	75.2%	1.73%
1995	1,476,208	1,024,727	1,206,540	22,120
Percent of Total Assets		69.4%	80.7%	1.50%
1990	1,103,687	733,160	959,490	13,718
Percent of Total Assets		66.4%	86.9%	1.24%
1984	382,837	211,141	323,017	6,685
Percent of Total Assets		55.2%	84.4%	1.75%

Source: Company Filings

II. Leadership Team

Park Executive Management

- **C. Daniel DeLawder – Chairman and Chief Executive Officer – Age: 61**
  Chairman, Chief Executive Officer (1999) and Board Member of The Park National Bank and Park National Corporation (Corporation or Park) headquartered in Newark, Ohio. He served previously as President of The Park National Bank and Park. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc.

  Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs.

  Mr. DeLawder is a member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio.

- **David L. Trautman – President – Age: 50**
  President and Board Member of The Park National Bank and Park National Corporation (2004) headquartered in Newark, Ohio. He also serves as Secretary of the Corporation. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006.

  Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute.

  Mr. Trautman is past Chairman of the Ohio Bankers League, Kenyon College Board member, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation.

Park Executive Management (continued)

- **John W. Kozak – Chief Financial Officer – Age: 56**
  Chief Financial Officer of Park (1998); Senior Vice President since January 1999, a Member of the Board of Directors since December 2006, and Vice President from 1991 to 1998, of The Park National Bank; Chief Financial Officer from 1980 to 1991, and a Member of the Board of Directors from 1988 to May 2006 of Century National Bank, a division of Park.

  Mr. Kozak received his B.S. Degree in Accounting summa cum laude from The Ohio State University in 1977. He also received the Pacesetter Award from the College of Business.

- **Brady T. Burt – Chief Accounting Officer – Age: 39**

  Chief Accounting Officer of Park since April 2007.

  Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and Coopers & Lybrand from September 1994 to August 2001, working in various accounting roles.

  Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He currently serves on the Finance Committee of the Licking County United Way and is a member of the Granville Rotary Club.

PARK NATIONAL CORPORATION

Experienced Leadership Team

- Senior leadership consists of executives with proven local market experience
- Leadership team averages 23 years of banking experience
- Average management tenure at Park National is approximately 20 years

Name	Position	Age	Years with PRK	Years In Industry
C. Daniel DeLawder	Chairman & CEO	61	40	40
David L. Trautman	President	50	27	27
John W. Kozak	Chief Financial Officer	56	31	31

PARK NATIONAL CORPORATION

Leadership Team – continued

Name	Position	Age	Years with PRK	Years In Industry
Brady T. Burt	VP – Chief Accounting Officer	39	4	10
Thomas J. Button	SVP – Chief Credit Officer	50	14	25
Thomas M. Cummiskey	SVP – Trust	41	11	13
Lynn B. Fawcett	SVP – Operations	52	20	20
Robert N. Kent	President – Scope Aircraft Finance	53	7	27
Timothy J. Lehman	SVP – Information Systems	46	16	16
Laura B. Lewis	SVP – Human Resources & Marketing	51	26	26
Matthew R. Miller	VP - Finance	32	2	8
Cheryl L. Snyder	SVP – Retail Lending	54	31	33
Paul E. Turner	VP - Treasurer	43	20	20
Jeffrey A. Wilson	SVP – Director of Internal Audit	44	6	14
William R. Wilson	SVP – Commercial Lending	62	40	40

PARK NATIONAL CORPORATION

Affiliate Leadership

Name	Position	Age	Years with PRK/Affiliate	Years In Industry
John A. Brown	President – Richland Bank	42	19	19
James A. Carr	President – Unity National Bank	63	5	40
William C. Fralick	President – Security National Bank	56	35	35
Joey W. Ginn	Chairman – Vision Bank	52	9	30
David J. Gooch	President – Park National Bank of Southwest Ohio & Northern Kentucky	42	13	19
James S. Lingenfelter	President – Farmers Bank	53	23	30
Thomas M. Lyall	Chairman – Century National Bank	65	40	40
Patrick L. Nash	President – Century National Bank	46	24	24
Earl W. Osborne	Chairman – Guardian Finance Company	57	12	21
Vickie A. Sant	President Elect – First Knox National Bank	55	35	35
Donald R. Stone	President – United Bank	53	15	27
John E. Swallow	President – Second National Bank	54	26	36
Stephen G. Wells	President – Fairfield National Bank	50	27	27
Gordon E. Yance	President – First Knox National Bank	63	33	40

PARK NATIONAL CORPORATION

Park National Bank
The Bank of Choice

Headquarter Counties of Operation – Deposits (in thousands)

Bank Division Name	Year joined Park	Our bank	Total county	Park % of market share	Rank in market
Park National	1908	$ 1,162,031	$ 2,053,691	56.6%	1
Fairfield National	1985	362,638	1,687,570	21.5%	1
Richland Bank	1987	453,402	1,652,048	27.4%	1
Century National	1990	378,133	1,162,405	32.5%	1
First-Knox National	1997	352,823	678,859	52.0%	1
Second National	2000	227,626	961,018	23.7%	2
Security National	2001	408,308	1,472,670	27.7%	1
Seven largest OH divisions		$ 3,344,961	$ 9,668,261	34.6%	
Other OH divisions – headquarter counties		485,777	4,371,372	11.1%	
Total OH divisions – headquarter counties		$ 3,830,738	$ 14,039,633	27.3%	
Remaining Ohio bank deposits		$ 816,702			
Total Ohio bank deposits		$ 4,647,440			

PARK NATIONAL CORPORATION

Source: FDIC, June 30, 2010

Customer Proposition Leads to Core Profitability

Unique local branding strategy makes PRK the regional bank of choice

- Dominant market share
- Favorable pricing

Yield on Earning Assets %

PRK	Peers
5.14	4.64

+ 50 bps

Cost of Funds %

PRK	Peers
1.14	1.12

+ 2 bps

- Sector leading margin

Net Interest Margin %

PRK	Peers
4.21	3.78

+ 43 bps

- **Historic unparalleled profitability continues**

ROAA %

PRK	Peers
1.11	0.70

+ 41 bps

ROAE %

PRK	Peers
12.42	6.57

+ 585 bps

Efficiency Ratio %

PRK	Peers
55.84	66.43

- 1,059 bps

PARK NATIONAL CORPORATION

Source: Company Filings and BHC Performance Report as of March 31, 2011
Peers include all banks nationwide with total assets between $3.0 and $10.0 billion

Park Net Interest Margin History

	PRK Net Interest Margin	Peer Net Interest Margin	PRK Advantage Over Peers	Avg. 2 YR Treasury Rate	Avg. 10 YR Treasury Rate
1Q 2011	4.21%	3.78%	0.43%	0.69%	3.46%
2010	4.26%	3.70%	0.56%	0.70%	3.21%
2009	4.22%	3.57%	0.65%	0.96%	3.26%
2008	4.16%	3.59%	0.57%	2.00%	3.67%
2007	4.20%	3.73%	0.47%	4.36%	4.63%
2006	4.33%	3.85%	0.46%	4.83%	4.81%
2005	4.34%	3.90%	0.44%	3.85%	4.29%
2004	4.56%	3.93%	0.63%	2.38%	4.26%
2003	4.60%	3.92%	0.68%	1.65%	4.01%
2002	5.06%	4.16%	0.90%	2.64%	4.61%
2001	4.93%	4.18%	0.75%	3.82%	5.02%

PARK NATIONAL CORPORATION

Source: Company Filings

Park Earnings History

	Diluted EPS		Dividends Per Share	Stock Price	Common Book Value Per Share	Tangible Common Book Value Per Share	Price to Common Book %	Price to Tangible Common Book %	Price to Earnings
1Q 2011	1.29		0.94	66.82	42.06	37.02	159%	180%	12.77
2010	4.51		3.76	72.67	42.12	37.03	173%	196%	16.11
2009	4.82		3.76	58.88	41.71	36.22	141%	163%	12.22
2008	4.91	*	3.77	71.75	39.15	33.02	183%	217%	14.61 *
2007	5.40	*	3.73	64.50	41.54	31.18	155%	207%	11.94 *
2006	6.74		3.69	99.00	40.98	35.37	242%	280%	14.69
2005	6.64		3.62	102.64	39.63	34.72	259%	296%	15.46
2004	6.32		3.41	135.50	39.28	36.43	345%	372%	21.44
2003	5.97		3.21	113.15	37.57	36.67	301%	309%	18.95
2002	5.86		2.96	98.80	35.17	34.06	281%	290%	16.86
2001	5.31		2.75	92.75	32.00	30.54	290%	304%	17.47
2000	4.58		2.53	89.69	29.85	28.46	301%	315%	19.58

*Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively.

Source: Company Filings

III. Selected Financial Data

Results Count - ROA and ROE History

	Park ROA	Park ROA, excluding Vision	Peer median ROA	Park ROE *	Park ROE, excluding Vision **	Peer median ROE
1Q 2011 Annualized	1.11%	1.73%	0.70%	12.42%	21.27%	6.57%
2010	0.97%	1.58%	0.27%	10.53%	18.27%	1.23%
2009	0.97%	1.61%	-0.18%	11.81%	20.80%	-2.51%
2008	1.02% ***	1.63%	-0.03%	12.12% ***	21.57%	-1.83%
2007	1.24% ***	1.52%	0.87%	12.40% ***	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
2002	1.93%	1.93%	1.21%	17.56%	17.56%	14.46%
2001	1.84%	1.84%	1.15%	17.33%	17.33%	13.39%
2000	1.65%	1.65%	1.15%	16.55%	16.55%	14.97%

*Calculated using average common equity for Park National Corporation.
**Calculated using average common equity for Park National Corporation, excluding Vision Bank.
***Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROE for 2008 and 2007 was 2.40% and 3.67%, respectively.

PARK NATIONAL CORPORATION

Source: BHC Performance Report and Company Filings. Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

Increase / (decrease) in loans (in thousands)



500,000
400,000
300,000
200,000
100,000
0
(100,000)
(200,000)
Six year loan growth = $203,568 or $33,928 per year
184,007
(156,082)
(94,956)
45,215
171,784
53,600
99,316
126,005
351,277
199,909
152,466
25,403
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Mar. 31, 2011
$(251,038)

PARK NATIONAL CORPORATION

Source: Company Filings through March 31, 2011. As reported on the statement of cash flows.

Park National Corporation
Income Statement

(in thousands)	Three months ended March 31, 2011	Year ended Dec. 31, 2010	Year ended Dec. 31, 2009
Net interest income	$ 69,313	$ 274,044	$ 273,491
Provision for loan losses	13,500	64,902	68,821
Net interest income after provision	55,813	209,142	204,670
Non interest income	13,171	65,632	73,850
Gain on sale of securities	6,635	11,864	7,340
Non interest expense	46,346	187,107	188,725
Income before taxes	29,273	99,531	97,135
Income taxes	7,895	25,314	22,943
Net income	$ 21,378	$ 74,217	$ 74,192

PARK NATIONAL CORPORATION

Source: Company Filings

Vision Bank
Income Statement

(in thousands)	Three months ended March 31, 2011	Year ended Dec. 31, 2010	Year ended Dec. 31, 2009
Net interest income	$ 6,755	$ 27,867	$ 25,634
Provision for loan losses	8,000	39,229	44,430
Net interest income after provision	(1,245)	(11,362)	(18,796)
Non interest income	(3,177)	(3,407)	(2,047)
Gain on sale of securities	-	-	-
Non interest expense	7,425	31,623	28,091
(Loss) before taxes	(11,847)	(46,392)	(48,934)
Income tax (benefit)	(4,183)	(17,095)	(18,824)
Net (loss)	$ (7,664)	$ (29,297)	$ (30,110)

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation, excluding Vision Income Statement

Prior to our acquisition of Vision Bank in 2007, Park had a history of being a top performing bank holding company.

(in thousands)	Three months ended March 31, 2011	Year ended Dec. 31, 2010	Year ended Dec. 31, 2009
Net interest income	$ 62,558	$ 246,177	$ 247,857
Provision for loan losses	5,500	25,673	24,391
Net interest income after provision	57,058	220,504	223,466
Non interest income	16,348	69,039	75,897
Gain on sale of securities	6,635	11,864	7,340
Non interest expense	38,921	155,484	160,634
Income before taxes	41,120	145,923	146,069
Income taxes	12,078	42,409	41,767
Net income	$ 29,042	$ 103,514	$ 104,302

Source: Company Filings

Park National Corporation
Forecasted Income Statement

(in thousands)	Dec. 31, 2011 (forecasted) *	Dec. 31, 2010 (actual)
Net interest income	$ 273,000	$ 274,044
Provision for loan losses	52,000	64,902
Net interest income after provision	221,000	209,142
Non interest income	62,000	65,632
Gain on sale of securities	6,600	11,864
Non interest expense	185,000	187,107
Income before taxes	$ 104,600	$ 99,513

* The forecasted amounts are at the mid-point of the range of guidance that management has provided for 2011, with the exception of gain on sale of securities which represents actual gains through April 2011.

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation
Balance Sheet

(in millions)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investment securities	$ 2,046	$ 2,040	$ 1,864
Loans	4,751	4,733	4,640
Allowance for loan losses	(127)	(121)	(117)
Other assets	668	646	653
Total assets	$ 7,338	$ 7,298	$ 7,040
Non-interest bearing deposits	$ 955	$ 938	$ 897
Interest bearing deposits	4,360	4,157	4,291
Total deposits	5,315	5,095	5,188
Other borrowings	1,179	1,376	1,054
Other liabilities	99	81	81
Stockholders' equity	745	746	717
Total liabilities & stockholders' equity	$ 7,338	$ 7,298	$ 7,040

PARK NATIONAL CORPORATION

Source: Company Filings

Earning Assets Composition

- Commercial lending focus on small, closely held businesses within our market
- Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades
- Steady growth across all loan categories
  - No unfavorable mix shift since downturn
- Limited exposure to high risk asset classes
  - Subprime ($100.6 million exposure) – Guardian Finance Company ($46.0mm) and Structured Warehouse Finance ($54.6mm)
  - Alt-A loans / Option Arms ($0 exposure)
  - Nationally syndicated loans ($0 exposure)
  - GSE Preferred, CDO / TRuP ($0 exposure)

Average Earning Assets by Type
QTD through March 31, 2011



Other, $26,948
Securities, $1,952,113
Loans, $4,743,075

Source: SNL Financial; Company Filings

Investment Portfolio

- As of March 31, 2011 the fair value of our investment portfolio totaled approximately $1.99 billion
  - $1.36 billion available-for-sale
  - $0.63 billion held-to-maturity

Investment Portfolio Composition


Equity Securities
0.1%
Agency
16.0%
Municipals
0.6%
Agency MBS
83.3%

Conservative Portfolio

- Net unrealized gain position of $24.7 million as of March 31, 2011
- No Private Label MBS
- No Single-Issuer or Pooled Trust Preferreds

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation
Loans by Type

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Commercial and industrial	$727,993	$737,902	$ 751,277
Real estate construction			
Commercial land & development	314,765	328,495	406,753
1-4 family construction	74,568	77,985	88,765
Total real estate construction	389,333	406,480	495,518
Residential real estate	1,720,054	1,692,209	1,555,390
Commercial real estate			
Owner-occupied	621,189	622,627	573,775
Non owner-occupied	538,129	515,558	468,150
Total commercial real estate	1,159,318	1,138,185	1,041,925
Farmland	95,318	88,431	88,747
Consumer	658,959	669,478	707,575
Total Loans	**4,750,975**	**$ 4,732,685**	**$ 4,640,432**

PARK NATIONAL CORPORATION

Source: BHC Performance Reports and Company Filings

PRK – Allowance for loan and lease losses (ALLL) and new nonaccrual loans

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total ALLL	$126,859	$121,397	$116,717
Specific Reserves	47,287	43,459	36,721
General Reserves	$79,572	$77,938	$79,996
Total loans	$4,750,975	$4,732,685	$4,640,432
Impaired commercial loans	238,959	250,933	201,001
Non-impaired loans	$4,512,016	$4,481,752	$4,439,431
Total ALLL to total loan ratio	2.67%	2.57%	2.52%
General reserves as a % of non-impaired loans	1.76%	1.74%	1.80%
Ratio of net loan charge-offs to average loans	0.69% *	1.30%	1.14%
	1Q 2011	**2010**	**2009**
New nonaccrual loans	$ 14,668	$ 175,175	$ 184,181

* Annualized for quarterly periods

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation
Nonperforming Assets

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Nonaccrual loans	$278,819	$289,268	$233,544	$159,512
Renegotiated loans	260	-	142	2,845
Loans past due 90 days or more (still accruing)	2,228	3,590	14,773	5,421
Total nonperforming loans	$281,307	$292,858	$248,459	$167,778
Other real estate owned	47,133	44,325	41,240	25,848
Total nonperforming assets	$328,440	$337,183	$289,699	$193,626
Loans past due 30-89 days (still accruing)	43,734	48,793	63,081	66,408
Percentage of nonperforming loans to loans (PRK)	5.92%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to assets (PRK)	4.48%	4.62%	4.11%	2.74%
Texas Ratio (PRK)	47.13%	48.76%	44.18%	34.48%

Peer Group Information	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Percentage of nonperforming loans to loans (Peer Group)	3.90%	4.03%	4.20%	2.41%
Percentage of nonperforming assets to assets (Peer Group)	3.25%	3.40%	3.37%	1.98%

PARK NATIONAL CORPORATION

Source: BHC Performance Reports and Company Filings

Vision Bank
Nonperforming Assets

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Nonaccrual loans	$163,343	$171,453	$148,347	$91,207
Renegotiated loans	-	-	-	2,845
Loans past due 90 days or more (still accruing)	-	364	11,277	644
Total nonperforming loans	$163,343	$171,817	$159,624	$94,696
Other real estate owned	24,341	35,940	35,203	19,699
Total nonperforming assets	$187,684	$207,757	$194,827	$114,395
Loans past due 30-89 days (still accruing)	9,752	6,224	6,979	4,984
Percentage of nonperforming loans to loans (Vision)	26.06%	26.82%	23.58%	13.71%
Percentage of nonperforming assets to assets (Vision)	23.40%	25.71%	21.70%	12.47%
Texas Ratio (Vision)	107.71%	123.51%	137.82%	98.29%

PRK Peer Group Information	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Percentage of nonperforming loans to loans (PRK Peer Group)	3.90%	4.03%	4.20%	2.41%
Percentage of nonperforming assets to assets (PRK Peer Group)	3.25%	3.40%	3.37%	1.98%

Source: BHC Performance Reports and Company Filings

Park National Corporation, excluding Vision Nonperforming Assets

(in thousands)	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Nonaccrual loans	$115,476 *	$117,815 *	$85,197 *	$68,305 *
Renegotiated loans	260	-	142	-
Loans past due 90 days or more (still accruing)	2,228	3,226	3,496	4,777
Total nonperforming loans	$117,964	$121,041	$88,835	$73,082
Other real estate owned – Park National Bank	9,788	8,385	6,037	6,149
Other real estate owned – Parent Company LLC	13,004	-	-	-
Total nonperforming assets	$140,756	$129,426	$94,872	$79,231
Loans past due 30-89 days (still accruing)	33,982	42,569	56,102	61,424
Percentage of nonperforming loans to loans (PRK, excluding Vision)	2.86%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to assets (PRK, excl. Vision)	2.15%	1.99%	1.54%	1.29%
Texas Ratio (PRK, excl. Vision)	26.93%	24.73%	18.45%	17.80%

PRK Peer Group Information	March 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Percentage of nonperforming loans to loans (PRK Peer Group)	3.90%	4.03%	4.20%	2.41%
Percentage of nonperforming assets to assets (PRK Peer Group)	3.25%	3.40%	3.37%	1.98%

PARK NATIONAL CORPORATION

*Includes Park National Bank loan participations with Vision Bank of $32.8 million, $33.6 million, $8.6 million and $9.1 million at March 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.

Source: BHC Performance Reports and Company Filings

Historical Review of Vision Bank Commercial Land & Development Loans

(in thousands)	March 31, 2011	Dec, 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CL&D loans, period end	$161,140	$170,989	$ 218,263	$ 251,443
Performing CL&D loans, period end	79,080	84,498	132,380	191,712
Impaired CL&D loans, period end	82,060	86,491	85,883	59,731
Specific reserves on impaired CL&D loans	25,543	23,585	21,802	3,134
Net of specific reserves	56,517	62,906	64,081	56,597
Cumulative prior charge-offs on impaired CL&D loans	30,538	28,652	24,931	18,839
% write down of impaired CL&D loans through period end (charge-offs and specific reserves)	50%	45%	42%	28%

PARK NATIONAL CORPORATION

Source: Company Filings

Capital Ratios – March 31, 2011

($ in thousands)	Leverage Ratio	Tier I Risk Based Capital	Risk Based Capital
Park National Corporation	9.50%	13.60%	16.07%
Park National Bank	6.45%	9.44%	11.38%
Vision Bank	14.42%	19.44%	20.78%
Minimum capital ratio	4.00%	4.00%	8.00%
Well capitalized requirement	5.00%	6.00%	10.00%
TARP capital	$ 100,000	$ 100,000	$ 100,000
PRK, excluding TARP	8.10%	11.60%	14.06%

PARK NATIONAL CORPORATION

Source: Company Filings

Capital Raising Activities

2Q 2009	183,200 common shares; net proceeds of $10.5 million
3Q 2009	105,072 common shares; net proceeds of $6.2 million
4Q 2009	500,000 common shares; net proceeds of $29.8 million
4Q 2009	115,800 common shares, to the PRK Defined Benefit Pension Plan; proceeds of $7 million
2Q 2010	324,100 common shares upon the exercise of warrants; net proceeds of $21.3 million
3Q 2010	95,400 common shares upon the exercise of warrants; net proceeds of $6.3 million
4Q 2010	17,700 common shares upon the exercise of warrants; net proceeds of $1.1 million
4Q 2010	71,984 common shares; net proceeds of $4.8 million

Total	1,413,256 common shares; net proceeds of $87.0 million
Average net selling price	$61.56
Average tangible common book value past 8 quarters (Q2 2009 through Q1 2011)	$36.54
Selling price to average tangible book value	1.68x tangible common book value

Note: PRK also raised $35.25 million of Tier II capital through the issuance of subordinated notes in the fourth quarter of 2009.

PARK NATIONAL CORPORATION

Source: Company Filings

Tangible Common Equity

	TCE Ratio	Shares outstanding
1Q 2011	7.85% *	15,398,923
2010	7.90% *	15,398,934
2009	7.75% **	14,882,780
2008	6.61%	13,971,727
2007	6.85%	13,964,576
2006	9.13%	13,921,529
2005	9.12%	14,092,626
2004	9.71%	14,320,227
2003	10.56%	14,455,027
2002	11.13%	14,481,564
2001	9.83%	14,637,841
2000	10.09%	14,830,953

*During the 2010, Park National Corporation sold 509,184 additional shares of common stock through the exercise of warrants.
**During 2009, Park National Corporation sold 904,072 additional shares of common stock through various capital offerings.

PARK NATIONAL CORPORATION

Source: Company Filings

IV. Why invest in Park National Corporation?

- Unique, localized business model makes us the bank of choice for customers.
- Stable, low cost deposit funding, coupled with superior lending rates, contributes to outstanding profitability.
- Favorably positioned to take advantage of excellent growth opportunities in our markets, largely caused by industry dislocation.
- We are strongly capitalized and conservatively managed, with a long-term view toward building shareholder value.
- Experienced leadership team with proven knowledge of local markets.

PARK NATIONAL CORPORATION

Appendix:
Profiles of PRK Affiliate Banks

Please visit www.parknationalcorp.com for a profile of the PRK affiliate banks.